Portions of this agreement have been omitted based upon a request for confidential treatment. This agreement, including the non-public information, has been filed separately with the Securities and Exchange Commission. “[*]” designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the Securities and Exchange Commission.
Execution Copy

FIFTH AMENDMENT TO THE
REPUBLIC JET SERVICE AGREEMENT
BETWEEN US AIRWAYS, INC
AND
REPUBLIC AIRLINE INC.

This Fifth Amendment (the “Fifth Amendment”) to the Republic Jet Service Agreement between US Airways, Inc. (“US Airways”) and Republic Airline Inc. (“Republic”) made and entered into as of September 2, 2005 (as amended, modified and supplemented from time to time, the “Agreement”) is entered into on November 6, 2014.
RECITALS:
A.US Airways and Republic are parties to the Agreement.
B.    The Agreement has previously been amended, including by the Second Amendment to the Republic Jet Service Agreement, dated July 21, 2006 (the “Second Amendment”), which had erroneously been named “First Amendment”, the Third Amendment to the Republic Jet Service Agreement, dated December 19, 2006 (the “Third Amendment”), and the Fourth Amendment to the Republic Jet Service Agreement, dated March 14, 2013 and effective as of January 1, 2013 (the “Fourth Amendment”).
C.    All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.
D.    Republic and US Airways desire to amend the Agreement to, among other things, extend the Term thereof with regard to 20 EMB-170 aircraft and 8 EMB-175 aircraft operated by Republic pursuant to the Agreement beyond the current expiration date of September 4, 2015.
AGREEMENT
NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Airways and Republic agree as follows:
A. AMENDMENTS

1

1.    Article 7 of the Agreement is hereby amended by deleting Section 7.1(b) thereof in its entirety and replacing it to read as follows:
“The term of this Agreement (the “Term”) (i) with respect to the EMB Aircraft shall commence on September 4, 2005, and continue until the return date for each such EMB Aircraft listed in Annex A to the Agreement (each an “EMB Aircraft Return Date”), and
(ii) with respect to each New Aircraft shall commence on the in Service date for such New Aircraft and continue until the return date for each such New Aircraft listed in Annex B to the Agreement (each a “New Aircraft Return Date”), in all cases subject to the prior termination of this Agreement pursuant to Article 7 hereof.”
2.    The Agreement is hereby amended by adding a new Annex A to read as Annex A attached to this Fifth Amendment.
3.    The Agreement is hereby amended by adding a new Annex B to read as Annex B attached to this Fifth Amendment.
4.    The Agreement is hereby amended by deleting Annex A to the Third Amendment in its entirety.
5.    Effective as of September 1, 2015, the Agreement shall be amended by deleting the Section named [*] in “Exhibit 5.1 – Pricing Model for EMB 175s [*] in its entirety and replacing it to read as follows:
[*]
B. SUPPLEMENTS
1.     Effective as of September 1, 2015, the nominal sum of [*] shall be added to each of the amounts reflecting the then prevailing rate of the cost component labeled [*]in the [*] table in Exhibit 5.1.
3.     Effective as of September 1, 2015, to reflect [*], on the [*]the nominal sum of [*] shall be added to each of the amounts reflecting the then prevailing rate of the cost component labeled [*] in the [*]table in Exhibit 5.1.

C. MISCELLANEOUS

2

1.    Except as expressly provided otherwise herein, this Fifth Amendment shall be effective as of September 4, 2015 (the “Effective Date”).
2.    Except as set forth in this Fifth Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.
3.    This Fifth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.
4.    The Agreement, as further amended by this Fifth Amendment, including the Annexes and Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.
[Signatures Follow]

3

IN WITNESS WHEREOF, the parties have duly executed this Fifth Amendment as of the date first above written.

US AIRWAYS, INC.

By: /s/ Kenji Hashimoto
Name: Kenji Hashimoto
Title: SVP Regional

REPUBLIC AIRLINE INC.

By: /s/ Timothy P. Dooley
Name: Timothy P. Dooley
Title: EVP/CFO

ANNEX A
TO REPUBLIC JET SERVICE AGREEMENT

(Term of EMB Aircraft)

Aircraft	Return Date

1	[*]
2	[*]
3	[*]
4	[*]
5	[*]
6	[*]
7	[*]
8	[*]
9	[*]
10	[*]
11	[*]
12	[*]
13	[*]
14	[*]
15	[*]
16	[*]
17	[*]
18	[*]
19	[*]
20	[*]

ANNEX B
TO REPUBLIC JET SERVICE AGREEMENT
(Term for the New Aircraft)

FAA Registration No.	Return Date
[*]	Mar-2019
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	March 27, 2023

I\4813125.1

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